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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): March 7, 2002
                                                           -------------


                          The Williams Companies, Inc.
            ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



    Delaware                        1-4174                   73-0569878
---------------                 ---------------           -------------------
(State or other                  (Commission               (I.R.S. Employer
jurisdiction of                  File Number)             Identification No.)
incorporation)



  One Williams Center, Tulsa, Oklahoma                           74172
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(Address of principal executive offices)                      (Zip Code)



        Registrant's telephone number, including area code: 918/573-2000
                                                            ------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



                                        1

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Item 5.    Other Events.

         The Williams Companies, Inc. (NYSE:WMB) amends its Form 8-K filed March 7, 2002, in which it announced its 2001 audited consolidated net loss of $477.7 million, or 95 cents per share on a diluted basis, in order to amend and supplement Exhibit 99.1 referenced below.

Item 7.    Financial Statements and Exhibits.

           Williams files the following exhibit as part of this report:

           Exhibit 99.1    Copy of Williams' press release dated March 7,
                           2002, publicly announcing the matters reported herein, including a schedule that reconciles reported to recurring earnings.

           Pursuant to the requirements of the Securities Exchange Act of 1934, Williams has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          THE WILLIAMS COMPANIES, INC.


Date: March 20, 2002                      /s/ Suzanne H. Costin
                                   --------------------------------------------
                                          Name:    Suzanne H. Costin
                                          Title:   Corporate Secretary


                                       2
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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER            DESCRIPTION
------            -----------
99.1              Copy of Williams' press release dated March 7, 2002, publicly announcing the matters reported herein, including a schedule that reconciles reported to recurring earnings.